UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	February 28

Date of reporting period:	May 31, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET

MANAGED HIGH INCOME FUND INC.

(MHY)

FORM N-Q

MAY 31, 2013

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 89.3%
CONSUMER DISCRETIONARY — 16.1%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	260,000		$281,125
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	170,000	EUR	233,662	(a)
Total Auto Components					514,787
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		783,150
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		332,412	(a)
Total Automobiles					1,115,562
Diversified Consumer Services — 1.2%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000		607,500	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	700,000		730,625	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000		785,350
ServiceMaster Co., Senior Notes	8.000%	2/15/20	180,000		186,075
ServiceMaster Co., Senior Notes	7.000%	8/15/20	660,000		657,525
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		497,500	(a)
Total Diversified Consumer Services					3,464,575
Hotels, Restaurants & Leisure — 5.7%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	733,995		717,063	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000		54,500
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,030,000		1,117,550
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	729,000		763,628
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	950,000		919,125	(a)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	50,000		48,375	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		872,988
CCM Merger Inc., Senior Notes	9.125%	5/1/19	930,000		1,023,000	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000		802,800	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	716,218		767,256	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	270,000		506	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	890,000		872,200	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	400,000		426,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,976,000		2,158,780	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	840,000		869,400
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	450,000		515,250	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,310,000		1,306,725	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	917,000		1,038,502
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	560,000		588,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	185,000		204,425	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,174,325
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	515,000		509,206	(a)(f)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	183,000		$181,513	(a)
Total Hotels, Restaurants & Leisure					16,931,117
Household Durables — 0.3%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		928,563	(a)
Media — 6.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		321,175
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	550,000		582,483
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000		1,930,700
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	530,000		561,800	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		263,750	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		74,375
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	210,000		236,250
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000		63,300
DISH DBS Corp., Senior Notes	7.875%	9/1/19	580,000		653,225
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,110,000		1,179,375
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	590,000		681,450	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	900,000		974,250
Lynx II Corp., Senior Notes	6.375%	4/15/23	1,510,000		1,581,725	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000		1,166,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,060,000		1,126,250	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	780,000		848,250	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000		768,600	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000		781,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	90,000		97,200	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,200,000	EUR	1,614,289	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000		456,125	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,729,073	(a)
Total Media					17,690,645
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	710,000		732,188	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	185,000		193,325
Total Multiline Retail					925,513
Specialty Retail — 1.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		713,125
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		1,231,650	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,280,000		1,246,400
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	436,000		457,259
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		155,250	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,140,000		1,142,850	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	630,000		689,850	(a)
Total Specialty Retail					5,636,384
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000		404,800	(a)
TOTAL CONSUMER DISCRETIONARY					47,611,946

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES — 2.1%
Food Products — 1.1%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	650,000	$700,375	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	315,000	337,050	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,945,750	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	370,000	397,750	(a)
Total Food Products				3,380,925
Household Products — 0.5%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	200,000	214,000	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	360,000	389,700	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	750,000	761,250	(a)
Total Household Products				1,364,950
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,310,000	1,383,687
TOTAL CONSUMER STAPLES				6,129,562
ENERGY — 13.3%
Energy Equipment & Services — 2.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	410,000	441,263
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	50,000	52,875
CGG, Senior Notes	9.500%	5/15/16	270,000	285,525
CGG, Senior Notes	7.750%	5/15/17	200,000	206,500
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	670,000	700,150
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	470,000	535,800	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	1,410,000	1,522,800	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	981,000
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	580,000	646,700	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	890,725
Total Energy Equipment & Services				6,263,338
Oil, Gas & Consumable Fuels — 11.2%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,050,000	1,088,062
Arch Coal Inc., Senior Notes	9.875%	6/15/19	370,000	382,950	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	298,900	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	860,000	896,550
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	600,000	670,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	200,000	223,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	740,000	843,600	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	420,000	455,700
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	440,000	497,200
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	290,000	317,550
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	680,150
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	954,600
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,242,978	1,218,118	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	320,000	345,600
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,030,000	1,107,250
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	761,663
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	310,000	357,275
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	470,000	541,469	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	620,000	664,950	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	460,000	460,000
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	880,000	918,500

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	720,000		$736,200
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	300,000		328,500	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	760,000		858,800
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	630,000		655,200	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	620,000		644,800	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	26,000		28,275
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000		759,000
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000		506,538	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	330,000		279,675	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,305,000		1,089,675	(e)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	650,000		697,125	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	490,000		526,750
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	900,000		876,221
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000		821,063
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	140,000		157,150
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000		267,188	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,855,000		1,975,575
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	170,000		186,150
Samson Investment Co., Senior Notes	10.000%	2/15/20	1,830,000		1,916,925	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	280,000		289,800
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	540,000		558,900
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000		540,600	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000		323,950	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000		756,822
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000		2,762,451
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,320,000		983,400	(a)
Total Oil, Gas & Consumable Fuels					33,210,820
TOTAL ENERGY					39,474,158
FINANCIALS — 9.2%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		732,969
Commercial Banks — 2.9%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000		1,415,370	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000		1,007,500
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	390,000		405,876
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000		986,700	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000		1,484,225	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	980,000		1,025,320	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	170,000		229,248	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		706,850	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	520,000		538,252
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	230,000		256,790
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		643,949	(a)
Total Commercial Banks					8,700,080
Consumer Finance — 0.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	760,000		908,200
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	655,222	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	220,000		245,300
Total Consumer Finance					1,808,722
Diversified Financial Services — 4.2%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	370,000		368,150	(f)(g)
Bank of America Corp., Senior Notes	6.500%	8/1/16	280,000		320,352
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,602,000		1,716,143
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	170,000		169,150	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services — continued
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	970,000	$993,038	(a)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	280,000	282,100	(a)(f)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000	1,022,625
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000	3,042,900
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000	2,205,225
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	350,000	354,375	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	560,000	616,000	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	750,000	811,875
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	547,500	(a)(f)
Total Diversified Financial Services				12,449,433
Insurance — 1.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000	1,133,500
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000	476,100	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	250,000	246,250	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000	588,000	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000	456,300	(a)
Total Insurance				2,900,150
Real Estate Investment Trusts (REITs) — 0.3%
Geo Group Inc., Senior Notes	7.750%	10/15/17	780,000	824,850
TOTAL FINANCIALS				27,416,204
HEALTH CARE — 5.9%
Health Care Equipment & Supplies — 0.6%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	540,000	544,725	(a)
Hologic Inc., Senior Notes	6.250%	8/1/20	380,000	408,025
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	990,000	949,163
Total Health Care Equipment & Supplies				1,901,913
Health Care Providers & Services — 5.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	468,000	585,000
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	390,000	408,525	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000	1,447,550
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,535,000	2,590,453
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000	804,825
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	510,000	563,550
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,070,000	1,225,150
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000	392,700	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	2,227,750
HCA Inc., Notes	7.690%	6/15/25	490,000	531,650
HCA Inc., Senior Secured Notes	7.875%	2/15/20	470,000	513,475
HCA Inc., Senior Secured Notes	7.250%	9/15/20	250,000	275,625
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	430,000	451,500
INC Research LLC, Senior Notes	11.500%	7/15/19	280,000	302,400	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	650,000	494,000	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	860,000	927,725
Tenet Healthcare Corp., Senior Notes	6.750%	2/1/20	910,000	958,912
US Oncology Inc. Escrow	—	—	615,000	26,906	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	370,000	394,513
Total Health Care Providers & Services				15,122,209

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Pharmaceuticals — 0.2%
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	6/15/21	560,000	$564,200	(a)
TOTAL HEALTH CARE				17,588,322
INDUSTRIALS — 15.6%
Aerospace & Defense — 2.1%
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000	613,250
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,150,000	1,188,812	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	410,000	440,750	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,560,000	1,708,200
Triumph Group Inc., Senior Notes	8.625%	7/15/18	480,000	525,600
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,605,000	1,677,225	(a)
Total Aerospace & Defense				6,153,837
Airlines — 2.1%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000	319,238	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	368,153	392,083	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	1,410,000	1,417,050	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,165,000	2,192,063	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	28,649	30,099
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	282,433	312,794
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	195,254	222,589
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	80,000	83,600	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	67,651
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	76,799	86,399
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	400,000	422,000
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	400,000	420,000
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	312,240	319,266
Total Airlines				6,284,832
Building Products — 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000	581,700	(a)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	190,000	201,875	(a)
Builders FirstSource Inc., Senior Secured Notes	7.625%	6/1/21	260,000	261,950	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	257,400	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	90,000	97,650	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	300,000	324,000	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	899,100	(a)
Total Building Products				2,623,675
Commercial Services & Supplies — 2.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	52,000	49,270	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,160,000	1,197,700
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	544,025	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,470,000	1,594,950
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	489,500
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	762,000	853,440	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	503,000	563,360	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,416,000	$1,575,300
Total Commercial Services & Supplies				6,867,545
Construction & Engineering — 0.5%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	800,000	772,000	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	550,000	581,369	(c)(d)
Total Construction & Engineering				1,353,369
Electrical Equipment — 0.6%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	500,000	501,250	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000	579,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	770,000	795,025	(a)
Total Electrical Equipment				1,875,875
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	969,000
Machinery — 1.0%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,540,000	1,667,050	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000	779,700	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	490,000	515,725	(a)
Total Machinery				2,962,475
Marine — 1.2%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	885,448	832,321	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	521,000	522,303
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,630,000	1,695,200
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	500,000	511,250	(a)
Total Marine				3,561,074
Road & Rail — 1.7%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,669,110	1,744,220	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	1,328,000	1,417,640	(a)(d)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,620,000	1,818,450
Total Road & Rail				4,980,310
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000	857,150	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	970,000	1,052,450
Total Trading Companies & Distributors				1,909,600
Transportation — 2.1%
CMA CGM, Senior Notes	8.500%	4/15/17	1,770,000	1,486,800	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	900,000	954,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,080,000	1,080,000	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,620,000	1,765,800	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	110,000	119,900	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	720,000	761,400	(a)
Total Transportation				6,167,900
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	470,000	508,188	(a)
TOTAL INDUSTRIALS				46,217,680

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INFORMATION TECHNOLOGY — 2.1%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	610,000		$654,225	(a)
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,500,000		1,547,337
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	470,000		533,450	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		602,100
IT Services — 0.6%
First Data Corp., Senior Notes	12.625%	1/15/21	1,150,000		1,262,125
First Data Corp., Senior Secured Notes	6.750%	11/1/20	360,000		378,000	(a)
Total IT Services					1,640,125
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	436,000		449,080
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	670,000		703,500	(a)
TOTAL INFORMATION TECHNOLOGY					6,129,817
MATERIALS — 11.5%
Chemicals — 0.5%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	582,000	EUR	807,515	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	250,000	EUR	368,869	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	200,000	EUR	295,095	(a)
Total Chemicals					1,471,479
Containers & Packaging — 3.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,171,300	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	477,268	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	680,000		748,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	280,000		287,700	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	130,000	EUR	169,812	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	640,000	EUR	859,839	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	680,000		709,750	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		1,367,100
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	670,000		706,850
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,070,000		1,128,850
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,270,000		1,389,063

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.250%	2/15/21	710,000	$726,863
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,380,000	1,480,050	(a)
Total Containers & Packaging				11,222,445
Metals & Mining — 5.8%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000	521,250
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,070,000	1,115,475
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	640,000	630,400	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	20,000	19,824
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000	864,215
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	50,000	48,246
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,010,000	1,073,125	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	310,000	320,850	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	430,000	439,137	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,210,000	1,282,600	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	950,000	973,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,470,000	992,250	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	430,000	361,200	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	800,000	804,000
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	620,000	612,250	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	630,000	686,700	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	700,000	775,250	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,240,000	1,333,000	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,110,000	1,202,962	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	750,000	730,312	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000	404,225	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	330,000	351,450	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	360,000	349,200	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	570,000	594,225
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	740,000	811,225
Total Metals & Mining				17,297,121
Paper & Forest Products — 1.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,072,000	2,387,980
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	820,000	796,425	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,000	371,010
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000	74,375
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	610,000	338,550
Total Paper & Forest Products				3,968,340
TOTAL MATERIALS				33,959,385
TELECOMMUNICATION SERVICES — 8.1%
Diversified Telecommunication Services — 5.4%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000	111,550
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	750,000	840,000	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000	242,650	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,500,000	1,633,125
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000	408,387
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,940,000	1,906,050	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services — continued
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,003,000	$1,062,428
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	280,000	279,244	(a)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000	1,015,450
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,035,000	1,117,800
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	100,000	104,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000	283,400	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	634,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,534,775	2,683,693	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,420,000	2,553,100
Windstream Corp., Senior Notes	6.375%	8/1/23	1,250,000	1,240,625
Total Diversified Telecommunication Services				16,116,002
Wireless Telecommunication Services — 2.7%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	50,000	54,750
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	400,000	402,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000	4,709,250
Sprint Communications Inc.	6.000%	12/1/16	60,000	64,950
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,480,000	1,798,200	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	890,000	976,775
Total Wireless Telecommunication Services				8,005,925
TOTAL TELECOMMUNICATION SERVICES				24,121,927
UTILITIES — 5.4%
Electric Utilities — 1.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,190,000	1,320,900
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	199,541	219,495
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,460,000	1,591,400
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	415,816	404,381	(e)
Total Electric Utilities				3,536,176
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	795,500
Independent Power Producers & Energy Traders — 3.9%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	650,000	682,500
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	108,000	119,340	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	738,000	815,490	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	2,800	(c)(d)(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	1,710,000	1,955,812	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	470,000	500,550	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	669,000	765,169
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	950,000	1,018,875	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,930,000	2,103,700	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,635,000	2,990,725
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	84,046	94,867
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	623,548	704,999
Total Independent Power Producers & Energy Traders				11,754,827
TOTAL UTILITIES				16,086,503
TOTAL CORPORATE BONDS & NOTES (Cost — $246,432,459)				264,735,504
COLLATERALIZED SENIOR LOANS — 3.7%
CONSUMER DISCRETIONARY — 1.2%
Hotels, Restaurants & Leisure — 1.1%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	823,417	844,003	(h)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure — continued
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	710,000	$731,300	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,460,000	1,554,900	(h)
Total Hotels, Restaurants & Leisure				3,130,203
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000	335,018	(h)
TOTAL CONSUMER DISCRETIONARY				3,465,221
CONSUMER STAPLES — 0.5%
Food Products — 0.5%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	300,000	309,000	(h)
H.J. Heinz Co., Bridge Loan	—	11/13/13	1,310,000	1,310,000	(c)(d)(i)
TOTAL CONSUMER STAPLES				1,619,000
ENERGY — 0.7%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	70,000	69,190	(h)
Oil, Gas & Consumable Fuels — 0.7%
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	540,000	555,670	(h)
Rice Energy LLC, Second Lien Term Loan	—	10/11/18	190,000	191,900	(i)
Sanchez Energy Corp., Bridge Loan	—	6/30/13	1,140,000	1,140,000	(c)(d)(i)
Total Oil, Gas & Consumable Fuels				1,887,570
TOTAL ENERGY				1,956,760
INDUSTRIALS — 0.9%
Machinery — 0.9%
Gardner Denver Inc., Bridge Term Loan	—	7/1/13	1,320,000	1,320,000	(c)(d)(i)
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,190,000	1,223,097	(h)
TOTAL INDUSTRIALS				2,543,097
MATERIALS — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000	568,013	(h)
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	681,721	693,652	(h)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $10,461,395)				10,845,743

			SHARES
COMMON STOCKS — 2.2%
CONSUMER DISCRETIONARY — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			46,919	93,838	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			1,814	47,255	*
TOTAL CONSUMER DISCRETIONARY				141,093
ENERGY — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			151,493,610	1,584,017	*(c)(d)
FINANCIALS — 0.9%
Diversified Financial Services — 0.5%
Citigroup Inc.			29,040	1,509,790
Real Estate Management & Development — 0.4%
Realogy Holdings Corp.			14,433	745,320	*

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY			SHARES	VALUE
Real Estate Management & Development — continued
Realogy Holdings Corp.			9,756	$503,811	*(c)(d)
Total Real Estate Management & Development				1,249,131
TOTAL FINANCIALS				2,758,921
INDUSTRIALS — 0.7%
Building Products — 0.0%
Nortek Inc.			639	45,145	*
Marine — 0.7%
DeepOcean Group Holding AS			58,920	1,356,339	*(c)(d)
Horizon Lines Inc., Class A Shares			417,516	605,398	*
Total Marine				1,961,737
TOTAL INDUSTRIALS				2,006,882
TOTAL COMMON STOCKS (Cost — $6,145,783)				6,490,913
	RATE
CONVERTIBLE PREFERRED STOCKS — 0.0%
MATERIALS — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost - $145,000)	6.000%		5,800	122,322
PREFERRED STOCKS — 1.9%
ENERGY — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%		12,750	763,406	(a)
FINANCIALS — 1.5%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		118,121	3,144,381	(f)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		46,675	1,311,101	(f)
TOTAL FINANCIALS				4,455,482
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		2,487	259,892	(a)(c)(d)(f)
TOTAL PREFERRED STOCKS (Cost — $4,987,658)				5,478,780

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,198	128,785	*
Jack Cooper Holdings Corp.		5/6/18	558	59,985	*
SemGroup Corp.		11/30/14	5,719	165,965	*(c)(d)
TOTAL WARRANTS (Cost — $30,507)				354,735
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $268,202,802)				288,027,997

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY		MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreements — 3.3%
Credit Suisse repurchase agreement dated 5/31/13; Proceeds at maturity - $9,900,008; (Fully collateralized by U.S. government obligations, 4.375% due 5/15/41; Market Value - $10,098,457) (Cost - $9,900,000)	0.010%	6/3/13	9,900,000	$9,900,000
TOTAL INVESTMENTS — 100.5% (Cost — $278,102,802#)				297,927,997
Liabilities in Excess of Other Assets — (0.5)%				(1,555,921)
TOTAL NET ASSETS — 100.0%				$296,372,076

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which all or part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of May 31, 2013.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of May 31, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
	EUR	- Euro

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT[1]†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.20 Index, Call (Premium received - $51,045)	6/19/13	$104.00	6,150,000	$75,201

1   In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

† Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

Notes to schedule of investments (unaudited) (continued)

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$262,216,154	$2,519,350	$264,735,504
Collateralized senior loans	—	10,845,743	—	10,845,743
Common stocks:
Consumer discretionary	$47,255	—	93,838	141,093
Energy	—	—	1,584,017	1,584,017
Financials	2,255,110	503,811	—	2,758,921
Industrials	650,543	—	1,356,339	2,006,882
Convertible preferred stocks	122,322	—	—	122,322
Preferred stocks:
Energy	—	763,406	—	763,406
Industrials	—	259,892	—	259,892
Other preferred stocks	4,455,482	—	—	4,455,482
Warrants	—	354,735	—	354,735
Total long-term investments	$7,530,712	$274,943,741	$5,553,544	$288,027,997
Short-term investments†	—	9,900,000	—	9,900,000
Total investments	$7,530,712	$284,843,741	$5,553,544	$297,927,997
Other financial instruments:
Forward foreign currency contracts	—	$59,829	—	$59,829
Total	$7,530,712	$284,903,570	$5,553,544	$297,987,826

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$75,201	—	$75,201
Credit default swaps on credit indices - buy protection‡	—	626,028	—	626,028
Total	—	$701,229	—	$701,229

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		COMMON
		STOCKS
	CORPORATE
	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	DISCRETIONARY	ENERGY	INDUSTRIALS	TOTAL
Balance as of February 28, 2013	$2,374,469	$93,838	$1,847,010	$1,166,208	$5,481,525
Accrued premiums/discounts	7,917	—	—	—	7,917
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	120,287	—	(262,993)	190,131	47,425
Purchases	16,677	—	—	—	16,677
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of May 31, 2013	$2,519,350	$93,838	$1,584,017	$1,356,339	$5,553,544
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2013(1)	$120,288	—	$(262,993)	$190,131	$47,426

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the

Notes to schedule of investments (unaudited) (continued)

obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended May 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related

Notes to schedule of investments (unaudited) (continued)

contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to schedule of investments (unaudited) (continued)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $701,229. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,160,000, which could be used to reduce the required payment.

(m) Security transactions.  Security transactions are accounted for on a trade date basis.

2. Investments

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,899,164
Gross unrealized depreciation	(4,073,969)
Net unrealized appreciation	$19,825,195

During the period ended May 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of February 28, 2013	$26,320,000	$181,752
Options written	6,150,000	51,045
Options closed	—	—
Options exercised	(6,400,000)	(43,520)
Options expired	(19,920,000)	(138,232)
Written options, outstanding as of May 31, 2013	$6,150,000	$51,045

At May 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Citibank, N.A.	4,373,143	$5,686,419	8/16/13	$56,480
Euro	Royal Bank of Scotland PLC	265,481	345,206	8/16/13	3,349
Net unrealized gain on open forward foreign currency contracts					$59,829

Notes to schedule of investments (unaudited) (continued)

At May 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.18 Index)	$2,277,000	6/20/17	5.000% quarterly	$(159,307)	$83,467	$(242,774)
BNP Paribas (Markit CDX.NA.HY.18 Index)	3,465,000	6/20/17	5.000% quarterly	(242,423)	38,480	(280,903)
Credit Suisse (Markit CDX.NA.HY.19)	3,600,000	12/20/17	5.000% quarterly	(224,298)	(131,373)	(92,925)
Total	$9,342,000			$(626,028)	$(9,426)	$(616,602)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2013.

		Forward Foreign Currency Contracts
Primary Underlying Risk	Written Options, at Value	Unrealized Appreciation	Swap Contracts, at Value	Total
Foreign Exchange Risk	—	$59,829	—	$59,829
Credit Risk	(75,201)	—	$(626,028)	(701,229)
Total	(75,201)	$59,829	$(626,028)	$(641,400)

During the period ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$25,475
Written options	149,194
Forward foreign currency contracts (to sell)	6,037,003

Average notional balance
Credit default swap contracts (to buy protection)	$17,929,500

†At May 31, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed High Income Fund Inc.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 25, 2013